UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2007
Commission file number: 333-144239
Tropicana Entertainment, LLC
Tropicana Finance Corp.
CP Laughlin Realty, LLC
Columbia Properties Vicksburg, LLC
JMBS Casino LLC
(Exact name of Registrant as Specified in its Charter)

Delaware Delaware Delaware Mississippi Mississippi	20-5319263 20-5654040 20-0109621 38-3680199 01-0586282
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
740 Centre View Blvd., Crestview Hills, Kentucky 41017
(Address of Principal Executive Offices, including Zip Code)
(859) 669-1500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature
Investor Presentation

Item 7.01. Regulation FD Disclosure.
     On November 14, 2007, Tropicana Entertainment, LLC (the “Company”) posted to its website (www.tropicanacasinos.com) through this Current Report on Form 8-K an investor presentation slideshow (the “Slideshow”), which is attached hereto as Exhibit 99.1. Members of the Company’s management team are scheduled to make a presentation (the “Investor Presentation”) using the Slideshow at the Westin Casuarina Las Vegas Hotel, Casino & Spa in Las Vegas, Nevada on November 14, 2007 from 4 P.M. to 5 P.M. local time. Those wishing to listen to the Investor Presentation should dial (866) 410-7349. The passcode is 7028365992. Please call up to 15 minutes in advance to ensure that you are connected prior to the start of the call.
     In addition, the Company has determined that it may make presentations using the Slideshow, or other slides containing the same or similar information, from time to time to investors, analysts and certain other third parties.
     The information contained in the Slideshow is summary in nature and is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that it makes, by press release or otherwise, from time to time. The Slideshow contains forward-looking statements that involve uncertainties and risks. Actual results could differ materially from those described in the Slideshow and we caution investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the Slideshow.
     The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely pursuant to Regulation FD.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Investor presentation of Tropicana Entertainment, LLC

Signature
     Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
DATE: November 14, 2007

Tropicana Entertainment, LLC, registrant
By:	/s/ JOHN G. JACOB
John G. Jacob
Senior Vice President; Chief Financial Officer; Treasurer

Tropicana Finance Corp., registrant
By:	/s/ JOHN G. JACOB
John G. Jacob
Senior Vice President; Chief Financial Officer; Treasurer

CP Laughlin Realty, LLC, registrant
By:	/s/ JOHN G. JACOB
John G. Jacob
Senior Vice President; Chief Financial Officer; Treasurer

Columbia Properties Vicksburg, LLC, registrant
By:	/s/ JOHN G. JACOB
John G. Jacob
Senior Vice President; Chief Financial Officer; Treasurer

JMBS Casino LLC, registrant
By:	/s/ JOHN G. JACOB
John G. Jacob
Senior Vice President; Chief Financial Officer; Treasurer

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